                                                                   EXHIBIT 10.91

                             FORBEARANCE AGREEMENT

          FORBEARANCE AGREEMENT, dated as of November 9, 1999 (this "Forbearance
                                                                     -----------
Agreement"), to the Credit Agreement, dated as of November 4, 1997 (as amended
---------
by the First Amendment, dated as of July 8, 1998, the Second Amendment, dated as of December 22, 1998, the Third Amendment, dated as of May 11, 1999, and the Acknowledgment and Amendment, dated as of August 16, 1999, and as the same may be amended, supplemented or otherwise modified from time to time, the "Credit
                                                                       ------
Agreement"), among MARINER POST-ACUTE NETWORK, INC. (formerly known as Paragon
---------
Health Network, Inc.), a Delaware corporation (the "Borrower"), the several
                                                    --------
banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), BANK OF AMERICA, N.A. (formerly known as NationsBank,
              -------
N.A.), as documentation agent, and THE CHASE MANHATTAN BANK ("Chase"), as
                                                              -----
administrative agent (in such capacity, the "Administrative Agent").
                                             --------------------


                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

          WHEREAS, the Borrower has advised the Agent and the Lenders of the current existence and the imminent occurrence of certain Defaults and Events of Default under the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders forbear from exercising certain remedies under the Credit Agreement with respect to such Defaults and Events of Default and the Lenders are willing to so forbear, but only on the terms and subject to the conditions set forth herein;

          WHEREAS, Chase Securities Inc. has agreed to act as the lead arranger and book manager in arranging the consents necessary for the effectiveness of this Forbearance Agreement;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Terms defined in the Credit Agreement and used
               -------------
herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. As used in this Forbearance Agreement, terms defined in the preamble or the recitals shall have the meanings so assigned and the following terms shall have the following meanings:

          "Basic Rent": as defined in Annex A to the to the Amended and Restated
           ----------
     Participation Agreement dated as of November 4, 1997 (as amended, supplemented or otherwise modified from time to time), among Living Centers Holding Company and the parties to the Synthetic Credit Agreement.

          "Forbearance Period": the period from the date hereof to the earlier
           ------------------
     of (i) January 14, 2000, and (ii) the date on which the forbearance provided in Section 2 of this Forbearance Agreement terminates in accordance with its terms.

          "HCFA": the Health Care Financing Administration.
           ----

          "Synthetic Agent": Chase in its capacity as agent under the Synthetic
           ---------------
     Credit Agreement.

          "Synthetic Credit Agreement": the Amended and Restated Credit
           --------------------------
     Agreement, dated as of November 4, 1997, among FBTC Leasing Corp., as borrower, the lenders from time to time party thereto, the Synthetic Agent and The Fuji Bank, Limited (Houston Agency), as co-agent, as amended, supplemented or otherwise modified from time to time.

          "Synthetic Forbearance Agreement": the Forbearance Agreement, dated as
           -------------------------------
     of the date hereof, among the Borrower and certain of its direct and indirect subsidiaries that are party thereto, FBTC Leasing Corp., the lenders party thereto, the Synthetic Agent and The Fuji Bank, Limited (Houston Agency), as co-agent under the Synthetic Credit Agreement.

          "Synthetic Guarantee": the Amended and Restated Guarantee, dated as of
           -------------------
     November 4, 1997, made by the Borrower and its direct and indirect subsidiaries that are party thereto in favor of the Synthetic Agent, as the same has been amended, supplemented or otherwise modified from time to time.

          "Synthetic Lease": the Lease, dated as of October 10, 1996 (as
           ---------------
     amended, supplemented or otherwise modified from time to time), between FBTC Leasing Corp., as Lessor, and Living Centers Holding Company, as Lessee.

          2.   Forbearance.  The Administrative Agent and the Lenders agree to
               -----------
forbear, during the Forbearance Period, from the exercise of any rights or remedies under the Credit Agreement, the Notes and the other Loan Documents (including, without limitation, the right to accelerate the Obligations) in respect of Defaults or Events of Default arising as a result of (a) events or conditions first arising or coming into existence prior to the date hereof, (b) the Borrower's failure to pay interest on, or letter of credit, commitment or similar fees in respect of, the obligations outstanding under the Credit Agreement and the Deficiency Note first becoming due and payable during the Forbearance Period, (c) the Borrower's failure to pay interest due and owing on November 1, 1999 in respect of the Senior Subordinated Notes, (d) the Borrower's failure to pay principal due and owing on December 31, 1999 on the Term Loans (collectively, the "December 31 Amortization Payments") or (e) the events or
                    ---------------------------------
conditions that are the subject of the Synthetic Forbearance Agreement; provided
                                                                        --------
that the Forbearance Period shall immediately terminate in the event that the Borrower breaches its obligations under Section 3 below.

          3.   Application of Prudent Buyer Settlement Proceeds.  In
               ------------------------------------------------
consideration for the forbearance granted hereunder, and in order to induce the Lenders to enter into this Forbearance Agreement, the Borrower shall pay to Chase, as Administrative Agent and Synthetic Agent, within one Business Day of its receipt thereof all amounts representing the "Paragon Disallowance Settlement" (as that term is used on page 9 of the bank books presented by the Borrower to the Lenders at the meeting of Lenders in New York City on November 3, 1999) and received, in cash, from HCFA or any other Governmental Authority by the Borrower or any Subsidiary Guarantor in respect of charges previously disallowed for allegedly failing to satisfy HCFA's "prudent buyer" standard.
Any amounts so paid to Chase shall be applied (without duplication) as follows: first, to the payment in full of interest, Basic Rent and fees due and owing (at
-----
the applicable non-default rates) on the obligations outstanding under the Credit Agreement, the Synthetic Credit Agreement, the Synthetic Lease and the Deficiency Note, ratably in the proportion that the amount (without duplication) of interest, Basic Rent and fees then due and owing under each of the Credit Agreement, the Synthetic Credit Agreement, the Synthetic Lease or the Deficiency Note bears to the aggregate amount (without duplication) of all interest, Basic Rent and fees then due and owing under the Credit Agreement, the Synthetic Credit Agreement, the Synthetic Lease and the Deficiency Note, second, to the
                                                               ------
extent any such amounts are so paid to Chase prior to December 31, 1999, to prepayment of the Term Loans in accordance with Section 2.17(b) and third, to
                                                                    -----
the extent that such amounts are so paid to Chase on or after December 31, 1999 and the December 31 Amortization Payments have not otherwise been paid in full, to the payment in full of the December 31 Amortization Payments, ratably in accordance with the proportion that each December 31 Amortization Payment bears to the aggregate of all of the December 31 Amortization Payments (with any excess amount to be applied to prepayment of the Term Loans in accordance with
Section 2.17(b)).

          4.   Conditions to Effectiveness.  The forbearance and agreements
               ---------------------------
provided for herein shall become effective, and shall be deemed to be effective as of the date hereof, upon the Administrative Agent's receipt of counterparts of this Forbearance Agreement duly executed and delivered by the Borrower and the Required Lenders. The execution and delivery of this Forbearance Agreement by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          5.   Representations and Warranties.  The Borrower, as of the date
               ------------------------------
hereof and after giving effect to the agreements contained herein, hereby confirms, reaffirms and restates that representations and warranties made by it in Section 4 of the Credit Agreement (other than the last sentence of Section
4.7 and other than with respect to any matters previously disclosed in writing to the Lenders or disclosed in any of the Borrower's public filings, including, without limitation, matters disclosed in its financial statements); provided,
                                                                    --------
that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement as amended.

          6.   Payment of Expenses.  The Borrower agrees to pay or reimburse the
               -------------------
Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Forbearance Agreement and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          7.   Reference to and Effect on the Loan Documents; Limited Effect.
               -------------------------------------------------------------
This Forbearance Agreement shall be deemed to be a Loan Document for all purposes. The execution, delivery and effectiveness of this Forbearance Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of or forbearance with respect to any provisions of any of the Loan Documents, provided that the forbearance provided
                                         --------
hereunder shall constitute a forbearance under the Deficiency Note. Except as expressly provided herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          8.   Counterparts.  This Forbearance Agreement may be executed by one
               ------------
or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          9.   GOVERNING LAW.  THIS FORBEARANCE AGREEMENT AND THE RIGHTS AND
               -------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   MARINER POST-ACUTE NETWORK, INC.


                                   By:____________________________________
                                      Name:
                                      Title:


                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent and as a Lender


                                   By:____________________________________
                                      Name:
                                      Title:


                                   BANK OF AMERICA, N.A.


                                   By:____________________________________
                                      Name:
                                      Title:

ABN AMRO Bank N.V.


By:____________________________

Name:

Title:



By:____________________________

Name:

Title:

                                        Alliance Investments, Limited


                                        By:____________________________________

                                        Name:

                                        Title:

Allstate Insurance Company


By:_______________________________

Name:

Title:



By:_______________________________

Name:

Title:

                                             AmSouth Bank of Alabama


                                             By:_______________________________

                                             Name:

                                             Title:



                                             By:_______________________________

                                             Name:

                                             Title:

Arab Banking Corporation (B.S.C.)


By:__________________________________

Name:

Title:

                                             Archimedes Funding, L.L.C.,

                                             By: ING Capital Advisors, Inc.,

                                             As Collateral Manager


                                             By:______________________________

                                             Name:

                                             Title:



                                             By:______________________________

                                             Name:

                                             Title:

Ares Leveraged Investment Fund, LP

By: Ares Management L.P.


By:_________________________________

Name:

Title:

                                       Balanced High Yield Fund I Ltd.

                                       By: BHF (USA) Capital Corporation, As
                                           Attorney-In-Fact


                                       By:____________________________________

                                       Name:

                                       Title:



                                       By:____________________________________

                                       Name:

                                       Title:

Bank Austria Creditanstalt Corporate Finance Inc.


By:________________________________

Name:

Title:


By:________________________________

Name:

Title:

                                       Bank of America, N.A.


                                       By:________________________________

                                       Name:

                                       Title:

The Bank of Nova Scotia


By:_______________________

Name:

Title:

                                              Bank of Scotland


                                              By:____________________________

                                              Name:

                                              Title:

Bankers Trust Company


By:_________________________

Name:

Title:

                                                Banque Worms Capital Corporation


                                                By:____________________________

                                                Name:

                                                Title:




                                                By:____________________________

                                                Name:

                                                Title:

Batterson Park CBO

By: General Re-New England Asset
    Management, Inc., as Collateral Manager


By:__________________________________________

Name:

Title:

                                             Bayerische Hypo und Vereinsbank AG,
                                             New York Branch


                                             By:________________________________

                                             Name:

                                             Title:



                                             By:________________________________

                                             Name:

                                             Title:

Bear Sterns Investment Products, Inc.


By:___________________________________

Name:

Title:

                                             BHF(USA) Capital Corporation


                                             By:____________________________

                                             Name:

                                             Title:



                                             By:____________________________

                                             Name:

                                             Title:

Captiva Finance Ltd.



By:_____________________


Name:

Title:

                                        Ceres Finance Ltd.


                                        By:________________________

                                        Name:

                                        Title:

Conseco Capital Management, Inc.


By:__________________________________

Name:

Title:

                                        Credit Lyonnais New York Branch


                                        By:___________________________

                                        Name:

                                        Title:

CypressTree Investment Partners I, Ltd.,

By:  CypressTree Investment Management
     Company, Inc., as Portfolio Manager


By:_____________________________________

Name:

Title:

                                        DLJ Capital Funding, Inc.


                                        By:_________________________

                                        Name:

                                        Title:

Dresdner Bank AG, New York and Grand Cayman
Branches


By:_______________________________

Name:

Title:



By:_______________________________

Name:

Title:

                                   Eaton Vance Senior Income Trust

                                   By:  Eaton Vance Management,

                                   As Investment Advisor


                                   By:________________________________

                                   Name:

                                   Title:

Erste Bank Der
Oesterreichishen Sparkassen AG


By:______________________________

Name:

Title:



By:_______________________________

Name:

Title:

First American National Bank


By:_______________________________
Name:
Title:



By:_______________________________
Name:
Title:

First Source Financial LLP

By:  First Source Financial, Inc.,
     its Agent/Manager


By:________________________________

Name:

Title:

                                        First Union National Bank N.C.


                                        By:__________________________________

                                        Name:

                                        Title:



                                        By:__________________________________

                                        Name:

                                        Title:

Floating Rate Portfolio

By:  INVESCO Senior Secured Management
     Inc., as attorney in fact


By:____________________________________

Name:

Title:

                                             Foothill Partners III, LP


                                             By:_____________________________

                                             Name:

                                             Title:

Franklin Mutual Advisors, Inc.



By:_______________________________

Name:

Title:

                                   The Fuji Bank, Limited


                                   By:___________________________________

                                   Name:

                                   Title:

General Electric Capital Corporation


By:_______________________________

Name:

Title:

                                   Goldman Sachs Credit Partners L.P.


                                   By:____________________________________

                                   Name:

                                   Title:

HSBC Bank,U.S.A.


By:____________________________

Name:

Title:

                                   Indosuez Capital Funding III, Limited

                                   By:  Indosuez Capital, as Portfolio Manager


                                   By:___________________________________

                                   Name:

                                   Title:

The Industrial Bank of Japan, Limited


By:___________________________________

Name:

Title:

                                        Kislak National Bank

                                        By:  ING Capital Advisors, Inc.,

                                        As Investment Advisors


                                        By:_____________________________

                                        Name:

                                        Title:

KZH III LLC


By:____________________

Name:

Title:

                                        KZH Pamco LLC


                                        By:____________________________

                                        Name:

                                        Title:

KZH - CNC LLC


By:_____________________

Name:

Title:

                                             KZH - ING-3 LLC


                                             By:___________________________

                                             Name:

                                             Title:

KZH Riverside LLC


By:____________________

Name:

Title:

                                             KZH - Soleil LLC


                                             By:____________________________

                                             Name:

                                             Title:

KZH - Shoshone LLC


By:_____________________________

Name:

Title:

                                   KZH - Sterling LLC


                                   By:_____________________________

                                   Name:

                                   Title:

Merrill Lynch Debt Strategies Portfolio

By:  Merrill Lynch Asset Management, L.P.,
     as Investment Advisor


By:__________________________________

Name:

Title:

                              Merrill Lynch Global Investment Series: Income Strategies Portfolio

                              By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                              By:_________________________________

                              Name:

                              Title:

Merrill Lynch Prime Rate Portfolio

By: Merrill Lynch Asset Management, L.P.,
     as Investment Advisor


By:________________________________

Name:

Title:

                              Merrill Lynch Senior Floating Rate Fund, Inc.


                              By:________________________________________

                              Name:

                              Title:

The Mitsubishi Trust and Banking Corporation


By:________________________________

Name:

Title:

                                    ML CBO IV (Cayman) Ltd.

                                    By:  Highland Capital Management, L.P., as
                                         Collateral Manager


                                    By:__________________________

                                    Name:

                                    Title:

ML Debt Strategies Fund, Inc.


By:_____________________________

Name:

Title:

                                   ML CLO XII Pilgrim America (Cayman), Ltd.

                                   By:  Pilgram Investments, Inc., as its
                                        Investment Manager


                                   By:__________________________________

                                   Name:

                                   Title:

Natexis Banque BFCE


By:____________________________

Name:

Title:



By:____________________________

Name:

Title:

                                        National City Bank of Indiana


                                        By:______________________________

                                        Name:

                                        Title:

OCM Administrative Services II LLC


By:_________________________________

Name:

Title:

                                        Olympic Funding Trust, Series 1999-1


                                        By:___________________________________

                                        Name:

                                        Title:

ORIX USA Corporation


By:_____________________

Name:

Title:

                                   Pacific Life CBO 1998-1 LTD

                                   By:  Pacific Life Insurance Company,
                                        as Collateral Manager


                                   By:______________________________

                                   Name:

                                   Title:

PAMCO Cayman Ltd.

By:  Highland Capital Management, L.P., as
     Collateral Manager


By:________________________________________

Name:

Title:

                                     PAM Capital Funding L.P.

                                     By:  Highland Capital Management, L.P., as
                                          Collateral Manager


                                     By:_______________________________________

                                     Name:

                                     Title:

Paribas


By:____________________________

Name:

Title:



By:___________________________

Name:

Title:

                                       Paribas Capital Funding LLC


                                       By:________________________________

                                       Name:

                                       Title:



                                       By:________________________________

                                       Name:

                                       Title:

Pilgrim Prime Rate Trust

By: Pilgrim Investments, Inc., as its Investment
    Manager


By:____________________________________________

Name:

Title:

                                    Royalton Company

                                    By: Pacific Investments Management Company,
                                        as its Investment Advisor

                                    By: PIMCO Management Inc., a general
                                        partner


                                    By:_____________________________________

                                    Name:

                                    Title:

Senior Debt Portfolio

By: Boston Management and Research, as
    Investment Advisor


By:___________________________________

Name:

Title:

                                       Senior High Income Portfolio, Inc.


                                       By:___________________________________

                                       Name:

                                       Title:

SEQUILS - Pligrim I Ltd.


By:_____________________________

Name:

Title:

                                       Skandinaviska Enskilda Banken AB (publ.)
                                       New York Branch


                                       By:__________________________________

                                       Name:

                                       Title:



                                       By:__________________________________

                                       Name:

                                       Title:

Societe Generale


By:_______________________________

Name:

Title:

                                       Southern Pacific Bank


                                       By:___________________________

                                       Name:

                                       Title:

SPS SWAPS


By:_________________________

Name:

Title:

                                       SPS High Yield Loan Trading


                                       By:_________________________________

                                       Name:

                                       Title:

Strata Funding Ltd.


By:________________________

Name:

Title:

                                  The Sumitomo Bank, Limited, New York Branch


                                  By:___________________________________________

                                  Name:

                                  Title:

Toronto Dominion Bank (Texas), Inc.


By:___________________________________

Name:

Title:

                                   Transamerica Business Credit Corporation


                                   By:______________________________________

                                   Name:

                                   Title:

Union Bank of California, N.A.


By:_______________________________

Name:

Title:

                                       Van Kampen Prime Rate Income Trust


                                       By:___________________________________

                                       Name:

                                       Title:

Wachovia Bank, N.A.


By:_____________________

Name:

Title: